                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  March 11, 1997



                       JONES CABLE INCOME FUND 1-A, LTD.
                       ---------------------------------
             (Exact name of registrant as specified in its charter)



     Colorado                       0-14689                    84-1010416
     --------                       -------                    ----------
(State of Organization)       (Commission File No.)           (IRS Employer
                                                           Identification No.)

P.O. Box 3309, Englewood, Colorado 80155-3309              (303) 792-3111
---------------------------------------------              --------------
(Address of principal executive office and Zip Code        (Registrant's
                                                            telephone no.
                                                        including area code)

Item 2.      Disposition of Assets
             ---------------------

          As previously reported in the Annual Report on Form 10-K for year ended December 31, 1996 of Jones Cable Income Fund 1-A, Ltd. (the "Partnership"), on March 11, 1997, the Partnership sold its cable television system serving the community of Milwaukie, Oregon (the "Milwaukie System") to an unaffiliated party for a sales price of $8,200,000. The purpose of this Current Report on Form 8-K is to file the pro forma financials of the Partnership reflecting the disposition of the Milwaukie System.

Item 7.      Financial Statements and Exhibits
             ---------------------------------

      b.     Pro Forma Financial Statements of
Jones Cable Income Fund 1-A, Ltd. reflecting the disposition of the Milwaukie System is attached hereto.

      c.     Exhibits.
             ---------

             2.1 Asset Purchase Agreement dated November 8, 1996 between Jones Cable Income Fund 1-A, Ltd. and TCI Cablevision of Georgia, Inc. is incorporated by reference from the Partnership's Annual Report on Form 10-K for year ended December 31, 1996 (File No. 0-14689).

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JONES CABLE INCOME 1-A, LTD.
                              By    Jones Intercable, Inc.,
                                    General Partner


Dated:  May 20, 1997                By:  /s/ Larry Kaschinske
                                         --------------------
                                         Larry Kaschinske
                                         Vice President/Controller


(30018)

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION
                      OF JONES CABLE INCOME FUND 1-A, LTD.

          On March 11, 1997, Jones Cable Income Fund 1-A, Ltd. (the "Partnership") sold the cable television system serving Milwaukie, Oregon (the "Milwaukie System") to an unaffiliated party for a sales price of $8,200,000, subject to normal working capital closing adjustments. From the sale proceeds, the Partnership repaid $3,200,000 of the amount outstanding under its credit facility, paid a brokerage fee of 2.5 percent of the sales price, or $205,000, to The Jones Group, Ltd., a subsidiary of the General Partner, for acting as a broker in this transaction, and then made a distribution of $4,505,000 to the Partnership's limited partners. This distribution gave the Partnership's limited partners an approximate return of $530 for each $1,000 invested in the Partnership. This distribution, together with all prior distributions, has given the Partnership's limited partners a return of approximately $1,512 for each $1,000 invested in the Partnership. Because the distributions made on the sale of the Milwaukie System together with all prior distributions made by the Partnership do not total the amounts originally contributed to the Partnership by the limited partners plus the liquidation preference as set forth in the partnership agreement, the General Partner did not receive any general partner distribution on the sale of the Milwaukie System. Because the sale of the Milwaukie System did not represent the sale of all or substantially all of the assets of the Partnership, no vote of the limited partners of the Partnership was required to approve the sale. The Partnership will continue to own and operate its Owatonna/Glencoe, Minnesota System.

          Because the Milwaukie System was sold on March 11, 1996, the effect of the sale is reflected on the Partnership's Balance Sheet as set forth in Form 10-Q filed on May 13, 1997. Accordingly, no balance sheet data is included in the Unaudited Pro Forma Financial Information.

     The following unaudited pro forma statements of operations assume that the Partnership had sold the Milwaukie System on January 1, 1996. The pro forma adjustments were based on the historical performance of the Milwaukie System.
In addition, adjustment was made to reflect the decrease in interest expense due to the repayment of amounts outstanding on the partnership's credit facility with proceeds for the sale.


          ALL OF THE FOLLOWING UNAUDITED PRO FORMA FINANCIAL INFORMATION IS BASED UPON AMOUNTS AS OF MARCH 31, 1997. FINAL RESULTS MAY DIFFER FROM SUCH INFORMATION.

                       JONES CABLE INCOME FUND 1-A, LTD.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996



                                                                  Pro Forma      Pro Forma
                                                  As Reported    Adjustments      Balance
                                                 -------------  --------------  -----------

REVENUES                                         $  4,971,826   $  (2,006,174)  $2,965,652
COSTS AND EXPENSES:
  Operating expenses                                3,042,526      (1,295,460)   1,747,066
  Management fees and allocated overhead from
    General Partner                                   597,043        (234,691)     362,352
  Depreciation and Amortization                       835,374        (273,815)     561,559
                                                    ---------      ----------   ----------

OPERATING INCOME                                      496,883        (202,208)     294,675
                                                    ---------      ----------   ----------

OTHER INCOME (EXPENSE):
  Interest expense                                   (356,864)        178,972     (177,892)
  Other, net                                          (30,614)          5,571      (25,043)
                                                    ---------      ----------   ----------

    Total other income (expense), net                (387,478)        184,543     (202,935)
                                                    ---------      ----------   ----------

NET INCOME                                       $    109,405   $     (17,665)  $   91,740
                                                    =========      ==========   ==========

NET INCOME PER LIMITED PARTNERSHIP
  INTEREST                                       $       6.37                   $     5.34
                                                    =========                   ==========



     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited statement.

                       JONES CABLE INCOME FUND 1-A, LTD.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                   For the Three Months Ended March 31, 1997



                                                                  Pro Forma     Pro Forma
                                                  As Reported    Adjustments     Balance
                                                 -------------  --------------  ----------

REVENUES                                         $  1,186,435   $    (412,366)  $ 774,069
COSTS AND EXPENSES:
  Operating expenses                                  811,818        (334,232)    477,586
  Management fees and allocated overhead from
    General Partner                                   135,721         (49,599)     86,122
  Depreciation and Amortization                       218,559         (65,671)    152,888
                                                    ---------      ----------   ---------

OPERATING INCOME                                       20,337          37,136      57,473
                                                    ---------      ----------   ---------

OTHER INCOME (EXPENSE):
  Interest expense                                    (76,227)         43,051     (33,176)
  Gain on sale of cable television system           6,684,781      (6,684,781)          -
  Other, net                                           (1,223)              -      (1,223)
                                                    ---------      ----------   ---------

    Total other income (expense), net               6,607,331      (6,641,730)    (34,399)
                                                    ---------      ----------   ---------

NET INCOME                                       $  6,627,668   $  (6,604,594)  $  23,074
                                                    =========      ==========   =========

NET INCOME PER LIMITED PARTNERSHIP
  INTEREST                                       $     380.07                   $    1.34
                                                    =========                   =========



     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited statement.

                       JONES CABLE INCOME FUND 1-A, LTD.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS



     1) The unaudited statements of operations assume that the Partnership had sold the Milwaukie System for $8,200,000 as of January 1, 1996.

     2) The pro forma adjustments were based on the historical performances of the Milwaukie System. In addition, adjustment was made to reflect the decrease in interest expense due to the repayment of amounts outstanding on the Partnership's credit facility with sale proceeds.